POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Heather Dzielak, Susan M. Keating and Kelly D. Clevenger, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements, or amendments thereto; including exhibits, or other documents filed on Forms S-6, N-6, N-3, or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement as follows:

Variable Life Insurance Separate Accounts:
Lincoln Life Flexible Premium Variable Life Account D: 033-000417
Lincoln Life Flexible Premium Variable Life Account F: 033-014692; 333-040745 Lincoln Life Flexible Premium Variable Life Account G: 033-22740
Lincoln Life Flexible Premium Variable Life Account J: 033-076434
Lincoln Life Flexible Premium Variable Life Account K: 033-76432
Lincoln Life Flexible Premium Variable Life Account M: 333-042479; 333-054338;
 333-084370; 333-084360; 333-111137; 333-111128; 333-118478; 333-118477;
 333-063940; 333-054338; 333-084370; 333-082663; 333-084360
Lincoln Life Flexible Premium Variable Life Account R: 333-033782; 333-090432; 333-115882; 333-125792; 333-125991; 333-043107; 333-033782; 333-090432
Lincoln Life Flexible Premium Variable Life Account S: 333-072875; 333-104719; 333-125790
Lincoln Life Flexible Premium Variable Life Account Y: 333-118482; 333-118481;
  333-115883; 333-081882; 333-081884; 333-090438

Variable Annuity Separate Accounts:
Lincoln National Variable Annuity Fund A: 002-026342; 002-025618
Lincoln National Variable Annuity Account C: 033-025990; 333-050817; 333-068842;
  333-112927
Lincoln National Variable Annuity Account E: 033-026032
Lincoln National Variable Annuity Account H: 033-027783; 333-018419; 333-035780;
  333-035784; 333-061592; 333-063505
Lincoln National Variable Annuity Account L: 333-004999
Lincoln Life Variable Annuity Account N: 333-040937; 333-036316; 333-036304;
  333-061554; 333-119165 Lincoln Life Variable Annuity Account Q: 333-043373 Lincoln Life Variable Annuity Account T: 333-032402; 333-073532
Lincoln Life Variable Annuity Account W: 333-052572; 333-052568; 333-064208

The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

Dated:  May 2, 2006

Signature                                   Title

/s/ Dennis Glass
______________________________              President and Director
Dennis Glass                                (Principal Executive Officer)

/s/ Frederick J. Crawford
______________________________              Chief Financial Officer and Director
Frederick J. Crawford                       (Principal Financial Officer)

/s/ Mark E. Konen                           Senior Vice President and Director
_____________________________
Mark E. Konen

/s/ See Yeng Quek
______________________________              Senior Vice President and Director
See Yeng Quek

/s/ Westley V. Thompson
______________________________              Senior Vice President and Director
Westley V. Thompson

/s/ Barbara S. Kowalczyk
______________________________              Director
Barbara S. Kowalczyk


For Dennis Glass:

State of  North Carolina   )
                           ) SS
County of Guilford         )

Sworn and subscribed before me this 15 day of May, 2006.

/s/ Debbie B. Marlow
-----------------------------------
Notary Public
My Commission Expires: 6/15/07

For Frederick J. Crawford:

State of  Pennsylvania     )
                           ) SS
County of Philadelphia     )

Sworn and subscribed before me this 28th day of April, 2006.

/s/ Maureen A. Cullen
-----------------------------------
Notary Public
My Commission Expires: 9/13/08

For Mark E. Konen:

State of  Connecticut      )
                           ) SS
County of Hartford         )

Sworn and subscribed before me this 1st day of May, 2006.

/s/ Kathleen J. Lawlor
-----------------------------------
Notary Public
My Commission Expires: April 30, 2011

For See Yeng Quek:

State of  PA               )
                           ) SS
County of Philadelphia     )

Sworn and subscribed before me this 26th day of April, 2006.

/s/ Joann Murphy
-----------------------------------
Notary Public
My Commission Expires: October 31, 2009

For Westley V. Thompson:
-----------------------

State of  Connecticut      )
                           ) SS
County of Hartford         )

Sworn and subscribed before me this 1st day of May, 2006.

/s/ Barbara A. Tofield
------------------------------------
Notary Public
My Commission Expires: 2/28/2008

For Barbara S. Kowalczyk:
------------------------

State of  Pennsylvania     )
                           ) SS
County of Philadelphia     )

Sworn and subscribed before me this 28th day of April, 2006.

/s/ Maureen A. Cullen
-----------------------------------
Notary Public
My Commission Expires: 9/13/08